UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 22, 2019

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ARES	New York Stock Exchange
Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On May 20, 2019, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, March 28, 2019 (the “Record Date”). As of the Record Date, there were 103,113,460 shares of our Class A common stock outstanding representing 103,113,460 votes, 1,000 shares of our Class B common stock outstanding representing 295,533,542 votes and 1 share of our Class C common stock outstanding representing 116,920,298 votes for a total of 515,567,300 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 9, 2019, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2020 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	483,059,071	19,085,777	64,939	9,053,861
Antoinette Bush	497,366,015	4,788,434	55,338	9,053,861
Paul G. Joubert	497,354,870	4,789,980	64,937	9,053,861
David B. Kaplan	483,248,191	18,896,658	64,938	9,053,861
John H. Kissick	482,636,744	19,508,430	64,613	9,053,861
Michael Lynton	497,355,360	4,790,942	63,485	9,053,861
Dr. Judy D. Olian	497,358,990	4,793,989	56,808	9,053,861
Antony P. Ressler	482,929,423	19,215,731	64,633	9,053,861
Bennett Rosenthal	483,241,261	18,901,482	67,044	9,053,861
Proposal 2
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2019 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
511,132,783	107,141	23,724
Proposal 3

The stockholders approved, on a non-binding advisory basis, the executive compensation paid to the Company’s named executive officers for the Company’s 2018 fiscal year (the “say-on-pay vote”), based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
473,608,982	28,447,969	152,836	9,053,861

Proposal 4

The stockholders approved, on a non-binding advisory basis, a three year frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “say-on-frequency vote”), based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
45,572,105	114,056	455,837,752	685,874	9,053,861

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: May 22, 2019

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Executive Vice President, Chief Financial Officer & Chief Operating Officer

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